Principal Exchange-Traded Funds
Supplement dated July 31, 2020
to the Statement of Additional Information dated November 1, 2019, as amended and restated June 15, 2020
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
Effective on or about August 17, 2020, delete the row for Principal Spectrum Preferred Securities Active ETF in the table and replace with the following:

Fund	Ticker Symbol	Principal U.S. Listing Exchange
Principal Spectrum Preferred Securities Active ETF	PREF	NYSE Arca

EXCHANGE LISTING AND TRADING

Effective on or about August 17, 2020, delete the row for Principal Spectrum Preferred Securities Active ETF in the table and replace with the following:

Fund	Principal U.S. Listing Exchange
Principal Spectrum Preferred Securities Active ETF	NYSE Arca

LEADERSHIP STRUCTURE AND BOARD

Under Additional Information Regarding Board Members and Officers, delete the row for Randy L. Bergstrom in the FUND COMPLEX OFFICERS table and add the following to the alphabetical list of officers:

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)
Vice President/Associate General Counsel, PFSI (since 2013)
Vice President/Associate General Counsel, PGI (since 2016)
Assistant General Counsel, PGI (2007‑2016)
Vice President/Associate General Counsel, PLIC (since 2013)